SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 14, 2004

                            Advance Financial Bancorp
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Delaware                  0-21885                55-0753533
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(State or other jurisdiction        (File No.)            (IRS Employer
 of incorporation)                                        Identification Number)


1015 Commerce Street, Wellsburg, West Virginia                   26070
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (304) 737-3531
                                                    ------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

INFORMATION TO BE INCLUDED IN REPORT
------------------------------------


Item 8.01  Other Events
---------  ------------

On December 14, 2004, the stockholders of Advance Financial Bancorp approved the Agreement and Plan of Reorganization with Parkvale Financial Corporation. For further information please refer to the Press Release attached as Exhibit 99 to this Report.


Item 9.01  Financial Statements, Pro Forma Financial Information
           and Exhibits
           ------------

(c) Exhibits


    Exhibit
    Number                   Description
    ------                   -----------

      99                     Press Release dated December 15, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      ADVANCE FINANCIAL BANCORP




Date:    December 15, 2004            By:  /s/Stephen M. Gagliardi
                                           -------------------------------------
                                           Stephen M. Gagliardi
                                           President and Chief Executive Officer